UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11710 Plaza America Drive, Suite 2000

Reston, VA 20190

(Address of principal executive offices, including zip code)

(571) 730-1200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Each Exchange on Which Registered:
Common Stock, $0.001 par value	LTBR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, Lightbridge Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on May 18, 2023. At the Annual Meeting, the Company’s stockholders approved an amendment to the Lightbridge Corporation 2020 Omnibus Incentive Plan (the “2020 Plan”). The amendment to the 2020 Plan became effective upon stockholder approval and increased the number of shares that may be issued thereunder from 1,100,000 shares to 1,800,000 shares, as described under Proposal 2 of the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on April 3, 2023 (the “2023 Proxy Statement”), which description is incorporated herein by reference.

The foregoing description of the amended 2020 Plan is qualified in its entirety by reference to the text of the amended 2020 Plan, which is set forth in Appendix A to the Company’s 2023 Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting virtually on May 18, 2023. At the Annual Meeting, the Company’s stockholders voted on: (i) the election of seven director nominees, (ii) the approval of an amendment to the 2020 Plan to increase the number of shares of common stock available for issuance thereunder from 1,100,000 to 1,800,000, (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, (iv) the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers, and (v) ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2023. The results of the votes are set forth below.

Proposal No. 1 – Election of Directors

The following nominees were elected as directors by the votes indicated to serve until the Company’s next annual meeting of stockholders, as set forth in the 2023 Proxy Statement:

Nominee	For	Withheld	Broker Non-Vote
Seth Grae	2,370,367	173,128	2,838,801
Thomas Graham, Jr.	2,224,193	319,302	2,838,801
Sweta Chakraborty	2,407,231	136,264	2,838,801
Jesse Funches	2,490,414	53,081	2,838,801
Sherri Goodman	2,480,765	62,730	2,838,801
Daniel Magraw	2,239,326	304,169	2,838,801
Mark Tobin	2,495,046	48,449	2,838,801

Proposal No. 2 – Approval of an Amendment to the 2020 Plan

The stockholders approved an amendment to the 2020 Plan to increase the number of shares of common stock available for issuance thereunder from 1,100,000 to 1,800,000. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
2,039,801	425,922	77,772	2,838,801

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Proposal No. 3 – Advisory Vote on Executive Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the 2023 Proxy Statement was approved by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Vote
1,944,379	510,572	88,544	2,838,801

Proposal No. 4 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company’s stockholders approved, on an advisory basis, future advisory votes on the compensation of the Company’s named executive officers every one year by the following vote:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
2,391,391	23,415	101,269	27,420	2,838,801

Proposal No. 5 – Ratification of Auditors

The proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved by the stockholders by the following vote:

For	Against	Abstain
5,248,137	121,759	12,400

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE CORPORATION

Dated: May 19, 2023	By:	/s/ Seth Grae
	Name:	Seth Grae
	Title:	President and Chief Executive Officer

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